THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL (WHO MAY BE AN EMPLOYEE OF SUCH HOLDER) REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE’S SECURITIES ADMINISTRATOR. THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER ARE ALSO BENEFITED BY AND SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF AUGUST 22, 2006, BY AND AMONG THE COMPANY AND THE OTHER PARTIES LISTED THEREIN, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Dated: August 22, 2006

WARRANT

TO PURCHASE 91,185 SHARES OF COMMON STOCK

FREEDOM FINANCIAL GROUP, INC.

EXPIRING AUGUST 22, 2011

THIS IS TO CERTIFY THAT, for value received, Flagstone Capital, LLC, or registered assigns (the “Holder”) is entitled to purchase from FREEDOM FINANCIAL GROUP, INC., a Delaware corporation (the “Company”), at the Exercise Price (as hereinafter defined), the number of shares of voting Common Stock, par value $0.0001 per share (the “Common Stock”), of the Company shown above, all subject to adjustment and upon the terms and conditions as hereinafter provided, and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described. This Warrant may be exercised and the Common Stock of the Company purchased in accordance with the terms hereof at any time and from time to time from the date hereof until 5:00 p.m., St. Louis, Missouri time on August 22, 2011 (the “Expiration Date”). If the Holder does not exercise the right to purchase all of the Shares of Common Stock subject to this Warrant by the Expiration Date, any such rights shall expire as of such Expiration Date and this Warrant shall thereafter be deemed null and void and of no further effect.

Certain terms used in this Warrant are defined in Article V.

ARTICLE I
EXERCISE OF WARRANTS

1.1.  Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company, (a) this Warrant, (b) a written notice, in substantially the form of the Subscription Notice attached hereto, of such Holder’s election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired, and the name or names in which such certificates are to be registered, and (c) payment of the Exercise Price with respect to such shares. Notwithstanding the foregoing, this Warrant shall be exercisable only to the extent and at the time or times that the Holder could legally take possession and title of such shares. Payment made pursuant to clause (c) above may be made, at the option of the Holder by cash, money order, certified or bank cashier’s check or wire transfer.

The Company shall, as promptly as practicable and in any event within three Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number and type of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice or, if such notice shall not specify denominations, shall be in the amount of the number of shares of Common Stock for which the Warrant is being exercised, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice, subject to Section 1.4. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of such shares, as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the rights to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants, except that, if share certificates or new Warrants shall be registered in the name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice of exercise or promptly upon receipt of a written request of the Company for payment.

1.2.  Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, and from all taxes, liens and charges with respect to the issue thereof (other than transfer taxes).

1.3.  No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, and if the Company shall have elected not to issue such fraction of a share, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to such fraction of the Fair Market Value per share of outstanding Common Stock of the Company on the Business Day immediately prior to the date of such exercise.

1.4.  Share Legend. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear the following legend:

“THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER SAID ACT. THE OFFERING OF THIS SECURITY HAS NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR. THIS SECURITY IS ALSO BENEFITED BY AND SUBJECT TO A REGISTRATION RIGHTS AGREEMENT, DATED AS OF AUGUST 22, 2006, BETWEEN THE COMPANY AND THE OTHER PARTIES LISTED THEREIN, A COPY OF WHICH IS ON FILE WITH THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by or reasonably satisfactory to, the Company, the securities represented thereby are no longer subject to restrictions on resale under the Securities Act.

1.5.  Reservation; Authorization. The Company has reserved and will keep available for issuance upon exercise of the Warrants the total number of shares of Common Stock deliverable upon exercise of all Warrants from time to time outstanding. The issuance of such shares has been duly and validly authorized and, when issued and sold in accordance with the Warrants, such shares will be duly and validly issued, fully paid and nonassessable.

ARTICLE II
TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

2.1.  Transfer Agent. The Company shall perform the obligations provided herein at its address at 3058 East Elm Street, Springfield, Missouri 65802 or such other address as the Company shall specify by notice to all Warrantholders, or at the offices of the Company’s transfer agent (the “Transfer Agent”).

2.2.  Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Transfer Agent) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3.  Transfer of Warrant. The Company agrees to maintain at the Transfer Agent books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Transfer Agent, together with a written assignment of this Warrant duly executed by the Holder or his duly authorized agent or attorney, with (unless the Holder is the original Warrantholder) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be cancelled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder in accordance with the procedures set forth herein without having a new Warrant issued. The Transfer Agent shall not be required to register any transfers if the Holder fails to furnish to the Company, after a request therefor, an opinion of counsel reasonably satisfactory to the Company that such transfer is exempt from the registration requirements of the Securities Act.

2.4.  Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

2.5.  Loss, Theft, Destruction or Mutilation of Warrants. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company (the original Warrantholder’s indemnity being satisfactory indemnity in the event of loss, theft or destruction of any Warrant owned by such holder), or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock as provided for in such lost, stolen, destroyed or mutilated Warrant.

2.6.  Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes (other than transfer taxes or income taxes of a Holder) and other charges payable in connection with the preparation, issuance and delivery of Warrants and shares issuable upon exercise of the Warrants hereunder.

2.7.  Restrictions on Transfer and Division. No division, assignment or transfer of the rights of a Warrantholder under a Warrant shall be effective with respect to other than whole shares of Common Stock, unless such assignment or transfer is of all of the rights of such Warrantholder under such Warrant.

ARTICLE III
CERTAIN RIGHTS

3.1.  Registration Rights. The Common Stock issuable upon exercise of this Warrant is entitled to the benefits of the Registration Rights Agreement dated as of August 22, 2006, by and between the Company and Flagstone Capital, LLC (the “Registration Rights Agreement”). The Company shall keep a copy of the Registration Rights Agreement, and any amendments thereto, at the Transfer Agent and shall furnish copies thereof to the Holder upon request.

3.2.  Contest and Appraisal Rights. Upon each determination of Fair Market Value hereunder (other than a determination relating solely to setting the value of fractional shares), the Company shall promptly give notice thereof to all Warrantholders, setting forth in reasonable detail the calculation of such Fair Market Value and the method and basis of determination thereof, as the case may be. If the Holders shall disagree with such determination and shall, by notice to the Company given within 30 days after the Company’s notice of such determination, elect to dispute such determination, such dispute shall be resolved in accordance with this Section 3.2. In the event that a determination of Market Price, or a determination of Fair Market Value solely involving Market Price, is disputed, such dispute shall be submitted, at the Company’s expense, to a New York Stock Exchange member firm selected by the Company and acceptable to the Warrantholders, whose determination of Fair Market Value and/or Market Price, as the case may be, shall be binding on the Company and the Warrantholders. In the event that a determination of Fair Market Value, other than a determination solely involving Market Price, is disputed, such dispute shall be resolved through the Appraisal Procedure.

3.3.  Certain Covenants. The Company covenants and agrees that, until exercise or cancellation of this Warrant, the Company will deliver, as soon as available: reports similar to that provided to other stockholders; any and all reports filed by the Company under the Securities Act and the Exchange Act including without limitation forms 10-K, 10-Q and 8-K; and any and all press releases of the Company.

3.4.  Voting Rights. The Company’s Certificate of Incorporation and bylaws shall not be amended or modified if such amendment or modification changes the existing voting rights of the shares of Common Stock into which this Warrant may be converted and the voting rights of other shares of common stock are not so amended or modified. Issuance of other classes of capital stock of the Company with different voting rights than those of the Common Stock shall not be treated as amending or modifying the voting rights of the existing Common Stock.

ARTICLE IV
ANTIDILUTION PROVISIONS

4.1.  Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article IV.

4.2.  Common Stock Reorganization. (a) If the Company shall after the date of issuance of this Warrant subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a “Common Stock Reorganization”), then (i) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Stock Reorganization, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Stock Reorganization.

(b) If the Company shall after the date of issuance of this Warrant issue or distribute to all holders of shares of Common Stock, additional Common Stock of the Company, (a “Stock Dividend”), then (i) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Stock Dividend, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Stock Dividend, and (ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Stock Dividend by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding after giving effect to such Stock Dividend and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Stock Dividend.

4.3.  Common Stock Distribution. (a) If the Company shall, before the Loan Liquidation Date, issue or otherwise sell or distribute any shares of Common Stock, sell, distribute or otherwise grant in any manner (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any warrants or options (excluding warrants or options to employees of the Company or its subsidiaries) for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights, warrants or options being herein called “Options” and such convertible or exchangeable stock or securities being herein called “Convertible Securities”), otherwise than pursuant to a Common Stock Reorganization or Stock Dividend (any such event, being herein called a “Common Stock Distribution”), if such Common Stock Distribution shall be for a consideration per share less than the Exercise Price in effect on the date of such Common Stock Distribution, then, effective upon such Common Stock Distribution, the Exercise Price for each Warrant shall be reduced to a price determined by multiplying such Exercise Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding (or deemed to be outstanding) immediately prior to such Common Stock Distribution, plus (2) the number of shares of Common Stock which the aggregate consideration received by the Company in such Common Stock Distribution would purchase at the Exercise Price (as hereinafter defined), and (B) the denominator of which shall be (1) the number of shares of Common Stock outstanding (or deemed to be outstanding) immediately prior to such Common Stock Distribution, plus (2) the number of shares of such additional stock so issued or sold (or deemed issued or sold) in the Common Stock Distribution.

The provisions of this paragraph (a) shall not operate to increase the Exercise Price or to reduce the number of shares of Common Stock subject to purchase upon exercise of this Warrant.

(b) If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor net of any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the Fair Market Value of such consideration, after deduction of any expenses incurred and any underwriting commissions or concessions paid or allowed by the Company in connection therewith. If any shares of Common Stock Options or Convertible Securities shall be issued in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the Fair Market Value of such portion of the assets and business of the nonsurviving corporation as shall be attributable to such Common Stock, Options or Convertible Securities, as the case may be. If any Options shall be issued in connection with the issue and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

(c) If the Company shall take a record of the holders of the Common Stock for the purpose of entitling them to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue, sale, distribution or grant of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(d) For purposes of determining whether any adjustment is required pursuant to this Article IV any security of the Company having rights substantially equivalent to the Common Stock as to dividends or upon liquidation dissolution or winding up of the Company shall be treated as if such security were Common Stock.

4.4.  Notice of Adjustment. Not less than 30 nor more than 40 days prior to the record date or effective date, as the case may be, of any action which requires or might require an adjustment or readjustment pursuant to this Article IV, the Company shall give notice to each Warrantholder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. It the required adjustment is not determinable at the time of such notice, the Company shall give notice to each Warrantholder of such adjustment and computation promptly after such adjustment becomes determinable. If no Holder objects to any such notice within 30 days of receipt of the Company’s notice, the adjustment will be deemed accepted by the Holders.

4.5.  Exercise in Event of a Dividend or Capital Reorganization. After the date of the issuance of this Warrant, in the event the Company (i) issues any dividend on the Common Stock other than a Stock Dividend or (ii) participates in a consolidation or merger, other than a consolidation or merger in which the Company is a continuing corporation and does not result in any reclassification or change (other than a Common Stock Reorganization, Stock Dividend or a change in par value), in outstanding shares of Common Stock, or (iii) participates in any sale or conveyance of the property of the Company as an entirety or substantially as an entirety, the Holder shall have not less than fifteen (15) days following receipt of written notice of such transaction (or the possibility of such transaction) in which to exercise the Holder’s rights under this Warrant to purchase shares of Common Stock hereunder prior to the date such transaction becomes effective and thereby be treated as holder of Common Stock as of the date such transaction is consummated.

4.6.  Preferred Stock Conversion. As of the date of issuance of this Warrant, the Company is in the process of converting certain preferred stock to common stock pursuant to a plan approved by the Bankruptcy Court on March 27, 2006 (the “PS Conversion”). The Holder is aware of the PS Conversion and, notwithstanding anything in this Warrant to the contrary, none of the Anti-Dilution provisions of Article IV shall apply to any modification or change in the capital structure or any distributions made in connection with the PS Conversion. This Warrant is expressly granted in contemplation of, and the rights hereunder shall be effective as if, the PS Conversion has been completed. The maximum number of shares of Common Stock to be issued under the PS Conversion shall not exceed 8,994,357 (excluding the Common Stock to be issued pursuant to the warrants granted to the holders of this Warrant and the warrants granted to Heartland Bank).

ARTICLE V
DEFINITIONS

The following terms, as used in this Warrant, have the following respective meanings:

“Appraisal Procedure” means a procedure whereby two independent appraisers, one chosen by the Company and one by the Holder, shall mutually agree upon the determinations then the subject of appraisal. Each party shall deliver a notice to the other appointing its appraiser within 15 days after the Appraisal Procedure is invoked. If within 30 days after appointment of the two appraisers they are unable to agree upon the amount in question, a third independent appraiser shall be chosen within 10 days thereafter by the mutual consent of such first two appraisers or, if such first two appraisers fail to agree upon the appointment of a third appraiser, such appointment shall be made by the American Arbitration Association, or any organization successor thereto, from a panel of arbitrators having experience in the appraisal of the subject matter to be appraised. The decision of the third appraiser so appointed and chosen shall be given within 30 days after the selection of such third appraiser. If three appraisers shall be appointed and the determination of one appraiser is disparate from the middle determination by more than twice the amount by which the other determination is disparate from the middle determination, then the determination of such appraiser shall be excluded, the remaining two determinations shall be averaged and such average shall be binding and conclusive on the Company and the Warrantholders; otherwise the average of all three determinations shall be binding and conclusive on the Company and the Warrantholders. The costs of conducting any Appraisal Procedure shall be borne by the Warrantholders requesting such Appraisal Procedure, except (a) the fees and expenses of the appraiser appointed by the Company and any costs incurred by the Company shall be borne by the Company and (b) if such Appraisal Procedure shall result in a determination that is disparate by 10% or more to the benefit of the holder from the Company's initial determination, all costs of conducting such Appraisal Procedure shall be borne by the Company.

“Business Day” shall mean (a) if any class of Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which such class of Common Stock is listed or admitted to trading is open for business or (b) if no class of Common Stock is so listed or admitted to trading, a day on which any New York Stock Exchange member firm is open for business.

“Closing Price” with respect to any security on any day means (a) if such security is listed or admitted for trading on a national securities exchange, the reported last sales price regular way or, if no such reported sale occurs on such day, the average of the closing bid and asked prices regular way on such day, in each case as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such class of security is listed or admitted to trading, or (b) if such security is not listed or admitted to trading on any national securities exchange, the last quoted sales price, or, if not so quoted, the average of the high bid and low asked prices in the over the counter market on such day as reported by NASDAQ or any comparable system then in use or, if not so reported, as reported by any New York Stock Exchange member firm reasonably selected by the Company for such purpose.

“Common Stock” shall have the meaning set forth in the first paragraph of this Warrant subject to adjustment pursuant to Article IV.

“Common Stock Distribution” shall have the meaning set forth in Section 4.3(a).

“Common Stock Reorganization” shall have the meaning set forth in Section 4.2.

“Company” shall have the meaning set forth in the first paragraph of this Warrant.

“Convertible Securities” shall have the meaning set forth in Section 4.3(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect at the time.

“Exercise Price” shall mean $0.70.

“Fair Market Value” means the fair market value of the business or property in question, as determined in good faith by the Board of Directors of the Company, provided, however, that the Fair Market Value of any security for which a Closing Price is available shall be the Market Price of such security. The Fair Market Value of the Company shall be the Fair Market Value of the Company and its subsidiaries as a going concern. Notwithstanding the foregoing, if, at any date of determination of the Fair Market Value of the Company, the Common Stock of any class shall then be publicly traded, the Fair Market Value of the Company on such date shall be the Market Price on such date multiplied by the number of shares of Common Stock on a fully diluted basis, giving effect to any consideration to be paid to the Company in connection with the exercise or conversion of any security. Notwithstanding the foregoing, the Fair Market value of shares of Common Stock to be issued in connection with the grant of employee stock options will be deemed to be, if lower, the Closing Price on the date of such sale or grant.

“Holder” shall have the meaning set forth in the first paragraph of this Warrant.

“Loan Liquidation Date” means the date of the satisfaction and retirement in full of the indebtedness owing from the Company to Heartland Bank, its successors and assigns, as such indebtedness is evidenced by a Revolving Credit Loan and Security Agreement dated August 18, 2006 between Company and Heartland Bank, providing for a revolving credit facility in the principal face amount of $3,000,000, as said Agreement may be extended, amended, renewed or restated.

“Market Price” with respect to any security on any day means the average of the daily Closing Prices of a share or unit of such security for the 10 consecutive Business Days ending on the most recent Business Day for which a Closing Price is available; provided, however, that in the event that, in the case of Common Stock, the Market Price is determined during a period following the announcement by the Company of (A) a dividend or distribution of Common Stock, or (B) any subdivision, combination or reclassification of Common Stock and prior to the expiration of 20 Business Days after the ex dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Market Price shall be appropriately adjusted to reflect the current market price per share equivalent of Common Stock.

“NASD” means The National Association of Securities Dealers, Inc.

“NASDAQ” means The National Association of Securities Dealers, Inc. Automated Quotation System.

“Options” shall have the meaning set forth in Section 4.3(a).

“Registrable Security” shall have the meaning set forth in the Registration Rights Agreement among the Company and the Holders of the Warrants.

“Registration Rights Agreement” shall have the meaning set forth in Section 3.1.

“Securities Act” shall mean the Securities Act of 1933, as amended, and any similar or successor federal statute, and the rules and regulations of the Securities and Exchange Commission for its successor) thereunder, all as the sane shall be in effect at the time.

“Warrantholder” means a holder of a Warrant.

“Warrants” shall have the meaning set forth in the first paragraph of this Warrant.

ARTICLE VI
MISCELLANEOUS

6.1.  Notices. All notices, requests, consents and other communications provided for herein shall be in writing and shall be effective upon delivery in person, faxed, mailed by certified or registered mail, return receipt requested, postage pre paid, or by national overnight delivery service (e.g. Federal Express or UPS), addressed as follows:

(i) if to the Company, to Freedom Financial Group, Inc., 3058 East Elm Street, Springfield, Missouri 65802, Attention: President; with a copy to Shughart Thomson & Kilroy, 901 St. Louis Avenue, Suite 1200, Springfield, Missouri 65806, Attention: Tom O’Neal;

(ii) if to the initial Holder of Warrants, to Flagstone Capital, LLC, at 7733 Forsyth Boulevard, 19th Floor, St. Louis, Missouri 63105, and if to any subsequent Holder of Warrants, to it at such address as may have been furnished to the Company in writing by such Holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Warrants) or to the Holders of Warrants (in the case of the Company) in accordance with the provisions of this paragraph.

6.2.  Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder. The provisions of the Registration Rights Agreement may be amended, modified or waived only in accordance with the respective provisions thereof.

Any such amendment, modification or waiver effected pursuant to this Section or the applicable provisions of the Registration Rights Agreement shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver the Company shall give prompt notice thereof to all Warrantholders and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

No notice or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

6.3.  Governing Law. This Warrant shall be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflicts of law.

6.4.  Survival of Agreements; Representations and Warranties etc.  All representations, warranties and covenants made by the Company herein or in any certificate or other instrument delivered by or on behalf of it in connection with the Warrants shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrants, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as any Warrant is outstanding. All statements in any such certificate or other instrument shall constitute representations and warranties hereunder.

6.5.  Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

6.6.  Severability. In case any one or more of the provisions contained in the Registration Rights Agreement or this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

6.7.  Section Headings. The sections headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

6.8.  No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

6.9.  No Impairment. The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any at the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company will (a) not, directly or indirectly, increase the par value of any shares of Common Stock receivable upon the exercise of this warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this warrant, and (c) use its commercially reasonable best efforts to obtain all such authorizations exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

6.10.  Submission to Jurisdiction; Venue. (a) Any legal action or proceeding with respect to this Warrant may be brought in the courts of the State of Missouri located in St. Louis County or of the United States for the Eastern District of Missouri, and, by execution and delivery of this Warrant, the Company irrevocably accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts.

(b) The Company hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Warrant brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

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IN WITNESS WHEREOF, Freedom Financial Group, Inc. has caused this Warrant to be executed in its corporate name by one of its officers hereunto duly authorized, and attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

FREEDOM FINANCIAL GROUP, INC.

By: /s/ Jerald L. Fenstermaker
Jerald L. Fenstermaker, President

Attest:

___________________________________
Name: ______________________________
Title: _______________________________

SUBSCRIPTION NOTICE

(To be executed upon exercise of Warrant)

TO: FREEDOM FINANCIAL GROUP, INC.

The undersigned hereby irrevocably elects to exercise the right to purchase represented by the attached Warrant for, and to purchase thereunder, ___________ shares of voting Common Stock, as provided for therein, and tenders herewith payment of the Exercise Price in full in accordance with the terms of the attached Warrant.

Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:

If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.

Dated:_________________________, 20____.

Note:	The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.

ASSIGNMENT

(To be executed upon assignment of Warrant)

For value received, ___________________________ hereby sells, assigns and transfers unto ________________________________ the attached Warrant, together with all rights, title and interest therein, and does hereby irrevocably constitute and appoint ___________ _____________________ attorney to transfer said Warrant on the books of Freedom Financial Group, Inc., with full power of substitution in the premises,

Note:	The above signature should correspond exactly with the name on the face of the attached Warrant.

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